FAIRPORT FUNDS


                       Supplement dated August 5, 2002 to
                       Prospectus dated February 14, 2002


     The first paragraph under the heading "PRINCIPAL STRATEGY" of the Fairport Government Securities Fund on page 12 of the Prospectus is replaced with the following:

The Fund primarily invests in U.S. government and agency securities and expects to maintain an average portfolio duration that will normally vary between three and seven years. Under normal circumstances, at least 80% of the Fund's total assets are invested in U.S. government securities, including:

     o    direct obligations issued by the U.S. Treasury;

     o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities.

     The following paragraph should be added under the heading "PRINCIPAL STRATEGY" on page 12 of the Prospectus following the first paragraph:

What is Duration?
Duration is a measurement of the expected life of a fixed income security that is based on cash flows, maturity and its sensitivity to changes in interest rates. A higher average portfolio duration of a mutual fund would indicate a greater sensitivity to changing interest rates. As a point of reference, duration of 3 to 7 years will typically translate to an average effective maturity of four to ten years and is generally considered in the intermediate range.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE